                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                              October 24, 1997
               -------------------------------------------
             Date of Report (Date of earliest event reported)


                        OMNIS TECHNOLOGY CORPORATION
               -------------------------------------------
         (Exact name of Registrant as specified in its charter)


                                Delaware
               -------------------------------------------
              (State or other jurisdiction of incorporation)


       0-16449                                   94-3046892
---------------------                        ---------------------
(Commission File No.)                (IRS Employer Identification Number)


                        851 Traeger Avenue  #100
                          San Bruno, CA 94066
                             (650) 829-6000
               -------------------------------------------
                 (Address of Principal Executive Offices)


Blyth Holdings Inc., 989 E. Hillsdale Blvd., Suite 400, Foster City, CA  94404
               -------------------------------------------
    (Former name or former address, if changed since last report)

Item 5.       OTHER EVENTS

    On October 9, 1997, Blyth Holdings Inc. (the "Company") announced that at its Annual Meeting of Stockholders, the stockholders had approved the Company's name change to OMNIS Technology Corporation and had also approved a 1-for-10 reverse stock split. Both the name change and the 1-for-10 reverse stock split became effective October 10, 1997.

    Earlier in the year the Company had changed the names of its subsidiaries to OMNIS Software, Inc., OMNIS Software, Ltd. and OMNIS Software GmbH and its Nasdaq stock symbol to OMNS.

    A copy of the press release issued by the company is filed herewith as
Exhibit 99.1.

                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             OMNIS TECHNOLOGY CORPORATION



                             By: _______________________________________
                                  Timothy P. Negris
                                  President and Chief Executive Officer

                             Dated:  October 24, 1997

                                  INDEX TO EXHIBITS


                                                                   SEQUENTIALLY
EXHIBIT                                                              NUMBERED
NUMBER                         DESCRIPTION                             PAGE
-------                     -----------------                       ----------
 99.1              Press Release dated October 9, 1997

                       ---------------------------------------
                       ---------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       EXHIBITS
                                          TO

                                       FORM 8-K



                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                          OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                      ---------

                             OMNIS TECHNOLOGY CORPORATION

                                      ---------




                       ---------------------------------------
                       ---------------------------------------